UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2012

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

As previously reported, on July 9, 2012, WellPoint, Inc., an Indiana corporation (“WellPoint”), WellPoint Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of WellPoint (“Merger Sub”), and AMERIGROUP Corporation (“Amerigroup”), entered into an Agreement and Plan of Merger pursuant to which Amerigroup would merge with and into Merger Sub (the “Merger”), with Amerigroup continuing as the surviving corporation.

On December 24, 2012, WellPoint announced that it had completed the Merger.

A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Press Release of WellPoint, Inc., issued on December 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2012

WELLPOINT, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Vice President and Interim Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of WellPoint, Inc., issued on December 24, 2012